Exhibit  (10)(i)(j)

                                                       SERVICE AGREEMENT


                                      THIS AGREEMENT entered into as of this
                                 20th day of December 1991,  by  and between
                                 TRANSCONTINENTAL GAS PIPELINE CORPORATION, a
                                 Delaware corporation, hereinafter referred to as "Seller," first party, and SOUTH JERSEY
                                 GAS  COMPANY,  hereinafter   referred   to   as
                                 "Buyer"   second party,


                                                          WITNESSETH


                                     WHEREAS, Buyer has  requested  and  Seller
                                 has agreed to transport on a firm basis up to the dekatherm equivalent of up to 17,700 Mcf per day of natural gas (plus applicable fuel and line loss make-up) from point(s) of receipt on the pipeline system of Texas Gas Transmission Corporation (Texas Gas) and redeliver equivalent quantities of natural gas to point(s) of delivery on Sellers pipeline system;


                                     WHEREAS,  in  order  to  provide  such
                                 transportation service, Seller has entered into underivine firm transportation arrangements with Texas Gas and CNG Transmission Corporation (CNG) and is willing to construct, install and operate such other facilities necessary to provide such firm transportation service to Buyer contingent upon and subject to mutually agreeable operating terms and conditions and the receipt and acceptance by Seller of the Federal Energy
                                 Regulatory Commission and@ any other necessary regulatory approvals required to construct, install and operate such facilities.


                                    NOW THEREFORE, Seller and Buyer agree as
                                 follows:



                                                  ARTICLE 11
                                             POINT(S) OF RECEIPT

                                      Buyer shall deliver or cause to be
                                 delivered gas at the point(s)  of  receipt
                                 hereunder at a pressure sufficient to allow the gas to enter the pipeline system at the varying pressures that may exist in such system from time to time. In the event the maximum operating pressure(s) of the pipeline system, at the point(s) of receipt hereunder, is from time to time increased or decreased, then the maximum allowable pressure(s) of
                                 the  gas delivered  or  caused   to   be
                                 delivered by Buyer at the point(s) of receipt hereunder shall be correspondingly increased or decreased upon written notification to Buyer. The point(s) of receipt for natural gas received for transportation pursuant to this agreement and the daily receipt obligation at each such point shall be:

                                      See  Exhibit  "A"  attached  hereto   for
                                 the   point(s)   of   receipt   and
                                 corresponding daily receipt obligation(s).


                                                 ARTICLE Ill
                                            POINT(S) OF DELIVERY

                                      Seller shall redeliver to Buyer or for the
                                 account of Buyer the gas transported hereunder at the following point(s) of delivery and at a pressure(s) of:

                                     See  Exhibit  "B" attached  hereto for  the
                                 point(s)  of delivery and corresponding
                                 pressure(s).


                                                  ARTICLE IV
                                               TERM OF AGREEMENT

                                      This agreement shall be effective as of
                                 the later of November 1, 1992 or the date that the facilities of Seller,, CNG and Texas Gas necessary to commence service of all or part of Buyer's TCQ hereunder are
                                 ready   for service, and shall remain in force
                                 and in effect through October 31, 2007 and year to'year thereafter unless terminated by either party upon twelve months written notice; provided, however, this agreement shall terminate immediately and, subject to the receipt of necessary authorizations, if any, Seller may discontinue service hereunder if (a) Buyer in Seller's reasonable judgment fails to demonstrate credit worthiness and
                                 (b) Buyer  falls  to  provide   adequate
                                 security in accordance with Section 7 of Seller's Rate Schedule FT-NT.



                                                  ARTICLE V
                                           RATE SCHEDULE AND PRICE

                                      1.  Buyer shall pay Seller for natural gas
                                 delivered to Buyer  hereunder  in accordance
                                 with Seller's Rate Schedule FT-NT and the
                                 applicable    provisions  of the General Terms
                                 and Conditions of Seller's FERC Gas Tariff as filed with the Federal Energy Regulatory
                                 Commission  and  as   the same   may   be
                                 legally amended  or  superseded  from  time  to
                                 time.  Such  Rate  Schedule  and   General
                                 Terms and Conditions are by this reference made a part hereof.

                                      2.  Seller and Buyer agree that the
                                 quantity of gas that  Buyer  delivers  or
                                 causes to be delivered for transportation
                                 hereunder shall  include  the  quantities of
                                 gas  retained  for  applicable  compressor fuel
                                 and  line  loss  make-up   in providing the
                                 transportation service hereunder, which quantity may be changed from time to time and which will be specified in the currently effective Sheet No. 50 of Volume No. I of this Tariff which relates to service under this agreement and which is incorporated herein.

                                      3.  In addition to the applicable charges
                                 for  firm  transportation  service pursuant to
                                 Section 3 of Seller's  Rate Schedule  FT-NT,
                                 Buyer shall -reimburse Seller for any and all filing fees incurred as a result of Buyer's request for service under Seller's Rate Schedule FT-NT, to 'the extent such fees are imposed upon Seller by the Federal
                                 Energy  Regulatory Commission   or   any
                                 successor governmental authority having
                                 jurisdiction.

                                      4.  Seller  shall  have  the  unilateral
                                 right to propose, file and make effective with the Federal Energy Regulatory Commission, or other regulatory authority having jurisdiction, changes and revisions to the rates and rate design proposed pursuant to Section 4 of the Natural Gas Act, or to propose, file and make effective superseding rates or rate schedulesp for the purpose of changing the rates, charges, rate design, and other provisions thereof effective as to Buyer; provided however that the (i) firm-character of service (ii) term, (iii) quantities and (iv) points of receipt and delivery shall not be subject to unilateral change under this paragraph. Buyer shall have the right to oppose any such filings or proposals by Seller.


                                                 ARTICLE VI
                                               MISCELLANEOUS

                                      1.  This agreement supersedes and cancels
                                 as of the effective date hereof the following contract(s) between the parties hereto:

                                      2.  No waiver by either party of any one
                                 or more defaults by the  other  in the
                                 performance of any provisions of this agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different character.

                                      3.  The interpretation a nd performance of
                                 this agreement shall be in accordance with the laws of the State of Texas, without recourse to the law governing conflict of laws, and to all present and future valid laws with respect to the subject matter, including present and future orders, rules and regulations of duly constituted authorities.

                                      4.  This agreement shall be binding upon,
                                 and inure to the benefit of the parties hereto and their respective successors and assigns.

                                      5.  Notices to either party shall be in
                                 writing and shall be considered as duly delivered when mailed to the other party at the following address:

                                      (a)  If to Seller:
                                           Transcontinental Gas PipeLine
                                            Corporation
                                           P. 0. Box 1396
                                           Houston, Texas  77251
                                           Attention:  Customer Services

                                      (b)  If to Buyer:
                                           South Jersey Gas Company
                                           One South Jersey Plaza
                                           Folsom, New Jersey  08037
                                           Attention:  William C. Bingham, Jr.

                                 Such addresses may be changed from time to time by mailing appropriate notice thereof to the other party by certified or registered mail.



                                      IN WITNESS WHEREOF, the parties hereto
                                 have caused this agreement to be signed by their respective officers or representatives thereunto duly authorized.

                                 TRANSCONTINENTAL GAS PIPELINE CORPORATION
                                 (Seller)

                                 ATTEST:
                                         Thomas E. Skeins
                                         Senior Vice President
                                         Transportation & Customer Services


                                 SOUTH JERSEY GAS COMPANY
                                 (Buyer)

                                 ATTEST:
                                 By      G. Baulig
                                         Corporate Secretary


                                         William C. Bingham, Jr.
                                         Senior Vice President,
                                         Gas Supply






                                    EXHIBIT "A"




         The point(s) of receipt for natural gas received for transportation pursuant to this agreement and the daily receipt obligation at each such point shall be:


                                       (Mcf/d)
                                       Points of Receipt
     Daily  Receipt   Obligation*
                                       1. Interconnection between the
                        2,830             system of Texas Gas and the
                                          tailgate of the Champlin
                                          Processing Plant near Carthage
                                          in Panola County, Texas

                                      2.  Interconnection on the system  of
                        4,250 Texas Gas at Cornerstone-Ada in Webster Parish, Louisiana

                                      3.  Interconnection between the system
                        7,080 of Texas Gas and the tailgate of the Texaco Henry Plant in Vermilion Parish, Louisiana

                                      4.  Interconnection between the systems
                        4,5l0 of Texas Gas and Seller at Mamou (Eunice) in Evangeline Parish, Louisiana
                       18,670




         These quantities include the quantities of gas retained for applicable compressor fuel and line loss make-up on the systems of CNG and Seller, but such auantities do not include the additional quantities of gas retained for applicable compressor fuel and line loss make-up on the system of Texas Gas, as provided for in Article V Section 2 of this agreement. In addition,.service hereunder up to such quantities is subject to the same terms and conditions applicable to service up to Buyer's ;TCQ as set forth in footnote I on page 2 of this agreement.




                                   EXHIBIT "B"


         The point(s) Of delivery and he pressure(s) at each such Point for natural gas transported pursuant to this agreement shall be:

                                    Point(s) of Delivery*
                                    Pressure(s)*

                                    Harmony Road Meter Station, located adjacent to Seller's Not less than three Woodbury Line, northwesterly hundred and fifty (350) of the junction of said line Pounds Per square inch and Harmony Road, East gauge. Greenwich Townships Gloucester County New Jersey.

                                    Woodbury Meter Station, located adjacent to
                                    Sellers Not less than three Woodbury Line,
                                    southwesterly hundred   and    twenty-
                                    of the junction of Highland five  (325)
                                    Pounds per Road and Egg Harbor-Road, square inch gauge.

                                    Deptford Togwnshipp Gloucester County, New
                                    Jersey.

                                    Lawnside Meter Station, located adjacent to
                                    Seller's Not less than three Trenton-
                                    Woodbury Line near hundred   (300)    Pounds
                                    the New Jersey Turnpike and per  square
                                    inch gauge. the boundary line between the Boroughs of Burlington and Lawnside Camden County, New Jersey.


         Service hereunder is subject to the same terms and conditions applicable to service up to Buyer's TCQ as set forth In addition deliveries
    to or in footnote I on  page  2,  of  this agreement.  ti  t    liveries to
    or for the account Of  Buyer  shall  be subject to the  limits of the
    Delivery-Point  Entitlements   (DpEs)   of   the entity receiving gas at the
    Point(s) of Delivery, amended from time to time.  as  such  DPEs   may   be

         Buyer Shall notify Seller as soon as Possible in the event the delivery pressure falls below the delivery point pressure and Seller shall
    have  eight (8)  hours  from  such  notification  within which   to correct
    the pressure deficiency provided however that such 1) limitation shall not apply in cases of force majeure events or operating conditions beyond Transco's control.